Exhibit 10.1

Kesselman & Kesselman Certified Public Accountants (Isr.) 1 Nathanson Street Haifa 33034 Israel Telephone +972-4-8605000 Facsimile +972-4-8605001

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form F-3 (File No. 333-134591), Form F-3 (File No. 333-114153) and on Form S-8 (File No. 333-12456) of Elbit Vision Systems Ltd. (“the Company”) of our report dated July 14, 2005, which appears in the Company’s 2006 Annual Report on Form 20-F.

/s/ Kesselman & Kesselman
Haifa, Israel	Kesselman & Kesselman
July 11, 2007	Certified Public Accountants (Isr.)